UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET ASIAN OPPORTUNITIES FUND

FORM N-Q

JANUARY 31, 2013

WESTERN ASSET ASIAN OPPORTUNITIES FUND

Schedule of investments (unaudited)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 53.0%
China - 6.9%
China Development Bank Corp., Senior Bonds	2.700%	11/11/13	2,800,000	CNY	$451,161
China Government Bond, Senior Bonds	2.560%	6/29/17	6,000,000	CNY	967,637	(a)

Total China					1,418,798

Indonesia - 11.5%
Republic of Indonesia, Senior Bonds	6.250%	4/15/17	8,000,000,000	IDR	867,263
Republic of Indonesia, Senior Bonds	5.625%	5/15/23	6,000,000,000	IDR	635,261
Republic of Indonesia, Senior Bonds	6.625%	5/15/33	6,000,000,000	IDR	637,042
Republic of Indonesia, Senior Bonds	6.375%	4/15/42	2,000,000,000	IDR	202,696

Total Indonesia					2,342,262

Malaysia - 7.5%
Federation of Malaysia, Bonds	4.160%	7/15/21	2,000,000	MYR	671,259
Federation of Malaysia, Senior Bonds	4.012%	9/15/17	2,000,000	MYR	665,033
Federation of Malaysia, Senior Bonds	5.248%	9/15/28	500,000	MYR	188,888

Total Malaysia					1,525,180

Philippines - 8.0%
Republic of the Philippines, Senior Bonds	6.250%	1/14/36	18,000,000	PHP	561,878
Republic of the Philippines, Senior Notes	4.950%	1/15/21	38,000,000	PHP	1,076,441

Total Philippines					1,638,319

Singapore - 1.0%
Republic of Singapore, Senior Bonds	2.750%	4/1/42	250,000	SGD	203,000

South Korea - 14.7%
Korea Treasury Bond, Senior Bonds	4.000%	9/10/15	850,000,000	KRW	804,615
Korea Treasury Bond, Senior Bonds	3.750%	6/10/22	200,000,000	KRW	193,237
Korea Treasury Bond, Senior Bonds	4.000%	12/10/31	400,000,000	KRW	408,745
Republic of Korea, Senior Bonds	4.250%	6/10/21	1,600,000,000	KRW	1,592,568

Total South Korea					2,999,165

Thailand - 3.4%
Thailand Government Bond, Senior Bonds	3.650%	12/17/21	6,200,000	THB	209,297
Thailand Government Bond, Senior Bonds	3.580%	12/17/27	15,000,000	THB	477,394

Total Thailand					686,691

TOTAL SOVEREIGN BONDS (Cost - $10,757,288)					10,813,415

CORPORATE BONDS & NOTES - 45.8%
CONSUMER DISCRETIONARY - 3.2%
Automobiles - 3.2%
Ford Motor Co., Senior Notes	4.875%	3/26/15	4,000,000	CNY	664,013	(a)

ENERGY - 4.1%
Oil, Gas & Consumable Fuels - 4.1%
BP Capital Markets PLC, Senior Notes	1.700%	9/15/14	4,000,000	CNY	634,399	(a)
Indo Energy Finance II BV, Notes	6.375%	1/24/23	200,000		204,000	(a)

TOTAL ENERGY					838,399

FINANCIALS - 30.1%
Commercial Banks - 12.9%
DBS Bank Ltd., Subordinate Notes, Medium-Term Notes	3.100%	2/14/23	750,000	SGD	621,178	(a)(b)
Hana Bank, Senior Notes	1.375%	2/5/16	500,000		497,736	(a)
ICICI Bank Ltd./Dubai, Senior Notes	4.700%	2/21/18	350,000		367,412	(a)
Korea Finance Corp., Senior Notes	4.420%	4/12/21	2,000,000	HKD	280,594	(c)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	3.150%	3/11/23	360,000		364,881	(a)(b)
Westpac Capital Trust III, Junior Subordinated Bonds	5.819%	9/30/13	500,000		501,865	(a)(b)(d)

Total Commercial Banks					2,633,666

See Notes to Schedule of Investments.

WESTERN ASSET ASIAN OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance - 2.4%
Caterpillar Financial Services Corp., Senior Notes, Medium-Term Notes	2.900%	3/16/14	3,000,000	CNY	$484,241	(a)

Diversified Financial Services - 3.2%
Gain Silver Finance Ltd., Senior Bonds	6.375%	8/25/16	580,000		644,985	(a)

Real Estate Investment Trusts (REITs) - 3.0%
Mapletree Commercial Trust Treasury Co. Pte Ltd., Senior Notes, Medium-Term Notes	3.600%	8/24/20	750,000	SGD	615,935	(a)

Real Estate Management & Development - 8.6%
Central China Real Estate Ltd., Senior Secured Notes	12.250%	10/20/15	400,000		437,000	(a)
Country Garden Holdings Co. Ltd., Senior Notes	10.500%	8/11/15	560,000		627,710
Global Logistic Properties Ltd., Senior Notes	3.375%	5/11/16	1,000,000	CNY	160,963	(a)
Hong Fok Corp. Ltd., Senior Notes, Medium-Term Notes	4.750%	1/24/18	500,000	SGD	404,814	(a)
Wheelock Finance Ltd., Senior Notes, Medium-Term Notes	4.050%	5/4/17	1,000,000	HKD	135,129

Total Real Estate Management & Development					1,765,616

TOTAL FINANCIALS					6,144,443

INDUSTRIALS - 3.0%
Commercial Services & Supplies - 3.0%
GLL IHT Pte Ltd., Notes, Medium-Term Notes	4.350%	9/12/17	750,000	SGD	604,225

TELECOMMUNICATION SERVICES - 3.2%
Wireless Telecommunication Services - 3.2%
Axiata SPV2 Bhd, Senior Notes, Medium-Term Notes	3.750%	9/18/14	4,000,000	CNY	650,384	(a)

UTILITIES - 2.2%
Electric Utilities - 2.2%
Korea South-East Power Co. Ltd., Senior Notes	3.625%	1/29/17	420,000		445,179	(a)

TOTAL CORPORATE BONDS & NOTES (Cost - $9,349,194)					9,346,643

TOTAL INVESTMENTS - 98.8% (Cost - $20,106,482#)					20,160,058
Other Assets in Excess of Liabilities - 1.2%					247,215

TOTAL NET ASSETS - 100.0%					$20,407,273

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Illiquid security.

(d)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CNY	— Chinese Yuan Renminbi

HKD	— Hong Kong Dollar

IDR	— Indonesian Rupiah

INR	— Indian Rupee

KRW	— South Korean Won

MYR	— Malaysian Ringgit

PHP	— Philippine Peso

SGD	— Singapore Dollar

THB	— Thai Baht

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Asian Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$10,813,415	—	$10,813,415
Corporate bonds & notes	—	9,346,643	—	9,346,643

Total investments	—	$20,160,058	—	$20,160,058

Other financial instruments:
Forward foreign currency contracts	—	18,271	—	18,271

Total	—	$20,178,329	—	$20,178,329

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$63,992	—	$63,992
Interest rate swaps	—	8,465	—	8,465

Total	—	$72,457	—	$72,457

†See	Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended January 31, 2013, see Note 3.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund held forward foreign currency contracts and interest rate swaps with credit related contingent features which had a liability position of $72,457. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$208,372
Gross unrealized depreciation	(154,796)

Net unrealized appreciation	$53,576

At January 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	BNP Paribas SA	300,000	$407,356	2/7/13	$4,435
Indian Rupee	Barclays Bank PLC	11,000,000	204,992	3/15/13	5,572
Indian Rupee	Bank of New York	65,000,000	1,199,262	4/30/13	4,629
Malaysian Ringgit	ING Bank NV	1,760,000	563,038	4/30/13	(13,067)
Singapore Dollar	Barclays Bank PLC	1,060,000	856,420	4/30/13	923
South Korean Won	State Street Bank & Trust Co.	880,000,000	804,038	4/30/13	(20,936)
Taiwan Dollar	BNP Paribas SA	12,700,000	430,341	4/30/13	(9,791)
Thailand Baht	Barclays Bank PLC	14,600,000	486,870	4/30/13	(2,079)
Philippine Peso	Bank of New York	5,700,000	139,726	1/10/14	(876)

					(31,190)

Contracts to Sell:
Euro	ING Bank NV	300,000	407,356	2/7/13	(12,845)
Malaysian Ringgit	Westpac Banking Co.	110,000	35,321	3/5/13	(8)
Indonesian Rupiah	Barclays Bank PLC	2,000,000,000	204,379	3/15/13	(4,079)
Indonesian Rupiah	State Street Bank & Trust Co.	3,300,000,000	335,417	4/30/13	632
Malaysian Ringgit	Bank of New York	330,000	105,570	4/30/13	2,080
Chinese Yuan Renminbi	ING Bank NV	7,500,000	1,201,080	5/6/13	(311)

					(14,531)

Net unrealized loss on open forward foreign currency contracts					$(45,721)

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2013, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Deutsche Bank AG	$65,000,000	11/5/17	7.195% semi-annually	INR-MIBOR- OIS-Compound	—	$(8,465	)*

†	Percentage shown is an annual percentage rate.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2013.

Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	—	$(8,465)	$(8,465)
Foreign Exchange Risk	$18,271	$(63,992)	—	(45,721)

Total	$18,271	$(63,992)	$(8,465)	$(54,186)

During the period ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)	$3,573,356
Forward foreign currency contracts (to sell)	534,787

Average notional balance
Interest rate swap contracts	$48,750,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	March 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	March 26, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 26, 2013